UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2018

REGIS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard
Minneapolis, MN 55439
(Address of principal executive offices and zip code)

(952) 947-7777
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Regis Corporation

Current Report on Form 8-K

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On February 21, 2018, the Company appointed Ms. Virginia Gambale to the Board of Directors of Regis Corporation (the “Company”) effective March 1, 2018.  Ms. Gambale was appointed to serve as a member of the Audit and Compensation Committees of the Board of Directors.  Ms. Gambale will receive the Company’s standard director compensation, which is described under the heading “2017 Director Compensation Table” in the Company’s proxy statement for its 2017 annual meeting of shareholders.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NUMBER

99	Regis Corporation News Release dated February 22, 2018.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: February 22, 2018	By:	/s/ Amanda Rusin
Name: Amanda Rusin, Title: Secretary

EXHIBIT INDEX

EXHIBIT NUMBER

99	Regis Corporation News Release dated February 22, 2018.